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                                   SUPPLEMENT
                             DATED FEBRUARY 13, 2009
                           TO THE CURRENTLY EFFECTIVE
                 CLASS A, CLASS B, and CLASS C SHARES PROSPECTUS
                            CLASS I SHARES PROSPECTUS
                            CLASS L SHARES PROSPECTUS
                            CLASS Y SHARES PROSPECTUS
                            EACH DATED MARCH 1, 2008
                FOR THE HARTFORD MUTUAL FUNDS (THE "PROSPECTUS")

The Prospectuses referenced above are revised as follows:

THE HARTFORD TAX-FREE CALIFORNIA FUND AND THE HARTFORD TAX-FREE NATIONAL FUND:

Under the headings "The Hartford Tax-Free California Fund" and "The Hartford Tax-Free National Fund" in the Prospectuses, the following paragraphs are inserted before the first full paragraphs:

PROPOSED REORGANIZATIONS. At a meeting held on February 4, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Tax-Free California Fund (the "Acquired Fund") and the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford Tax-Free National Fund (the "Acquiring Fund"), the reorganization of the Acquired Fund with and into the Acquiring Fund (the "Reorganization").

Effective as of the close of business on February 13, 2009, shares of the Acquired Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors of The Hartford Mutual Funds has called for a Special Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held on or about July 16, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the "Reorganization Agreement") by the shareholders of the Acquired Fund.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Acquired Fund's shareholders in May 2009, and may also be obtained at that time by contacting The Hartford Mutual Funds at P.O.Box 64387, St. Paul, MN 55164-0387

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.